UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2020

Joway Health Industries Group Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-108715	98-0221494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 19, Baowang Road, Baodi Economic Development Zone, Tianjin, PRC	301800
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 22-22533666

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001 per share	GTVI	PINK marketplace of OTC Markets Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On November 20, 2020, Joway Health Industries Group Inc., a Nevada corporation (the “Company”), entered into a Merger Agreement (the “Merger Agreement”) with Dynamic Elite International Limited, a British Virgin Islands company and a wholly-owned subsidiary of the Company (“Dynamic”), Crystal Globe Limited, a British Virgin Islands company (“Parent”) and Joway Merger Subsidiary Limited, a British Virgin Islands company and a wholly-owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will be merged with and into Dynamic (the “Merger”), with Dynamic continuing as the surviving corporation as a wholly-owned subsidiary of Parent. The special committee of the Board of Directors of the Company unanimously approved the Merger Agreement and the transactions contemplated thereby.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”) and as a result of the Merger, the ordinary shares of common stock of Dynamic issued and outstanding immediately prior to the Effective Time, all of which are held by the Company, will be cancelled and extinguished in consideration for $119,070 in cash (the “Merger Consideration”). The Company will then distribute the Merger Consideration to its shareholders in an amount equal to such shareholder’s proportionate share of the Merger Consideration based on such shareholders’ percentage of the outstanding common stock of the Company.

The consummation of the Merger is subject to customary closing conditions, including, among others, (i) the Merger having not then been enjoined, made illegal or otherwise prohibited by any applicable law or any order, judgment, decree, injunction or ruling (whether temporary, preliminary or permanent) of any governmental authority (each, a “Governmental Order”) or by any proceeding then pending by a governmental authority seeking any Governmental Order; the truth and accuracy of the other party’s representations and warranties in the Merger Agreement, subject in certain cases to a de minimis, materiality or material adverse effect (each as described in the Merger Agreement) standard; and (ii) the compliance with or performance, in all material respects, of the other party’s covenants and obligations in the Merger Agreement required to be performed at or prior to the consummation of the Merger. In addition, the Company is to receive a fairness opinion from an investment banker opining that the Merger Consideration is fair, from a financial point of view, to the shareholders of the Company.

The Merger Agreement contains certain termination rights for the Company and Parent if the Merger is not consummated on or before December 31, 2020.

This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as an exhibit to this Report are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the Securities and Exchange Commission (“SEC”). In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company, Dynamic, Parent or Merger Sub or their respective affiliates.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Dynamic, Parent and Merger Sub made only for the purposes of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement, in accordance with and subject to the terms of the Merger Agreement. The assertions embodied in those representations and warranties were made for the principal purpose of establishing the circumstances in which the parties to the Merger Agreement may have the right not to consummate the transactions contemplated thereby (based on the closing conditions therein that relate to the accuracy of such representations and warranties), rather than establishing matters as facts, and the representations, warranties and covenants set forth in the Merger Agreement (i) may be subject to important qualifications and limitations agreed to by the Company, Dynamic, Parent and Merger Sub in connection with the negotiated terms thereof and (ii) are not intended to, and do not, confer upon any person other than the parties thereto any rights or remedies thereunder, including the right to rely upon the representations and warranties set forth therein. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the Company, Dynamic, Parent and Merger Sub rather than establishing matters as facts. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of the Company, Dynamic, Parent and Merger Sub. Moreover, information concerning the subject matter of the representations, warranties and covenants do not purport to be accurate as of the date of filing of this Form 8-K and may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company, Dynamic, Parent and Merger Sub and businesses that the respective companies include in reports, statements and other filings they may make with the SEC.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit No.	Description

2.1	Merger Agreement dated as of November 20, 2020, by and among Crystal Globe Limited, Joway Health Industries Group Inc., Dynamic Elite International Limited and Joway Merger Subsidiary Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 25, 2020

Joway Health Industries Group Inc.

By:	/s/ Jinghe Zhang
Jinghe Zhang Chief Executive Officer

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